                                                             EXHIBIT (d)(5)(iii)

      AMENDMENT, dated July 1, 2001 to the May 1, 1996 Global Custody Agreement ("Agreement"), between those registered investment companies listed on Schedule A to the Agreement (each a "Customer"), having a place of business at One Commerce Square, Philadelphia, PA 19103, and The Chase Manhattan Bank ("Bank"), having a place of business at 270 Park Ave, New York, N.Y. 10017-2070.

      It is hereby agreed as follows:

      Section 1 Except as modified hereby, the Agreement is confirmed in all respects Capitalized terms used herein without definition shall have the meanings ascribed to them in the Agreement.

      Section 2 The Agreement is amended by deleting the Investment Company Rider dated November 20, 1997 thereto and inserting, in lieu thereof, the following Rider:

      I Add  the  following  after  the  first  sentence  of  Section  3 of  the
      Agreement:

      At the request of Customer, Bank may, but need not, add to Schedule A an Eligible Foreign Custodian where Bunk has not acted as Foreign Custody Manager with respect to the selection thereof Bank shall notify Customer in the event that it elects to add any such entity

      II Add the following language to the end of Section 3 of the Agreement:

      (i) The term  Subcustodian as used herein shall mean the following:

      (a) a "U S Bank," which shall mean a U S bank as defined in rule I7f-5(a)(7); and

      (b) an "Eligible Foreign Custodian," which, as defined in rule 17f-5(a)(l) and (5), shall mean (i) a banking institution or trust company, incorporated or organized under the laws of a country other than the United States, that is regulated as such by that country's government or an agency thereof, and (ii) a majority-owned direct or indirect subsidiary of a U.S. Bank or bank holding company which subsidiary is incorporated or organized under the Saws of a country other than the United States In addition, an Eligible Foreign Custodian shall also mean any other entity that shall have been so qualified by exemptive order, rule or other appropriate action of the SEC

      (ii) The term "securities depository" as used herein shall mean the following when referring to a securities depository located:

      (a) outside the US., an "Eligible Securities Depository" which, in turn, shall have the same meaning as in rule 17f-7(b)(l)(i)-(vi) as the same may be amended from time to time, or that has otherwise been made exempt by an SEC exemptive order, rule or other appropriate SEC action, except that prior to the compliance date with rule 17f-7 for a particular securities depository the term "securities depository" shall be as defined in
      (a)(l)(ii)-(iii) of the 1997 amendments to rule 17f-5

      (b) in the U S , a "securities depository" as defined in SEC rule 17f-4(a)

      (iii) For purposes of clarity, it is understood and agreed that the term Subcustodian shall not include any securities depository. For purposes of the provisions of the Agreement imposing liability on Bank, the term Subcustodian shall not include any Eligible Foreign Custodian as to which Bank has not acted as Foreign Custody Manager.

      III Add new Section 16 to the Agreement as follows:

      16 Compliance with Securities and Exchange Commission rule 17f-5 ("rule 17f-5").

      (a) Customer's board of directors (or equivalent body) (hereinafter "Board") hereby delegates to Bank, and Bank hereby accepts the delegation to it of, the obligation to perform as Customer's "Foreign Custody Manager" (as that term is defined in rule 17f-5(a)(3)), including for the purposes of: (i) selecting Eligible Foreign Custodians (as that term is defined in rule 17f-5(a)(l), as the same may be amended from time to time, or that have otherwise been exempted by SEC exemptive order, rule or other appropriate SEC action) to hold Customer's Foreign Assets, and (ii) evaluating the contractual arrangements with such Eligible Foreign Custodians (as set forth in rule
17f-5(c)(2)), and (iii) monitoring such foreign custody arrangements (as set forth in rule 17f-5(c)(3)).

      (b) In connection with the foregoing, Bank shall:

      (i) provide written reports notifying Customer's Board of the placement of Foreign Assets with particular Eligible Foreign Custodians and of any material change in the arrangements with such Eligible Foreign Custodians, with such reports to be provided to Customer's Board at such times as the Board deems reasonable and appropriate based on the circumstances of Customer's foreign custody arrangements but until further notice from Customer requesting a different schedule, such reports shall be provided not less than quarterly in summary form, with a more detailed report annually;

      (ii) exercise such reasonable care, prudence and diligence in performing as Customer's Foreign Custody Manager as a person having responsibility for the safekeeping of Foreign Assets would exercise;

      (iii) in selecting an Eligible Foreign Custodian, first have determined that Foreign Assets placed and maintained in the safekeeping of such Eligible Foreign Custodian shall be subject to reasonable care, based on the standards applicable to custodians in the relevant market, after having considered all factors relevant to the safekeeping of such Assets, including, without limitation, those factors set forth in rule 17f-5(c)(l)(i)-(iv);

      (iv) determine that the written contract with the Eligible Foreign Custodian requires that the Eligible Foreign Custodian will provide reasonable care for Foreign Assets based on the standards applicable to custodians in the relevant market as provided in rule 17f-5(c)(2); and

      (v) have established a system to monitor the continued appropriateness of maintaining Foreign Assets with particular Eligible Foreign Custodians and performance of the governing contractual arrangements; it being understood, however, that in the event that Bank shall have determined that the existing Eligible Foreign Custodian in a given country would no longer afford Foreign Assets reasonable care and that no other Eligible Foreign Custodian in that country would afford reasonable care, Bank shall promptly so advise Customer and shall then act in accordance with the Instructions of Customer with respect to the disposition of the affected Foreign Assets

Subject to (b)(i)-(v) above, Bank is hereby authorized to place and maintain Foreign Assets on behalf of Customer with Eligible Foreign Custodians pursuant to a written contract deemed appropriate by Bank

      (c) Except as expressly provided herein and in Section 17 hereof, Customer shall be solely responsible to assure that the maintenance of Foreign Assets hereunder complies with the rules, regulations, interpretations and exemptive orders promulgated by or under the authority of the SEC.

      (d) Bank represents to Customer that it is a U.S.Bank as defined in rule 17f-5(a)(7). Customer represents to Bank that: (1) the Assets being placed and maintained in Bank's custody are subject to the Investment Company Act of 1940, as amended (the "1940 Act") as the same may be amended from time to time; (2) its Board (or other governing body) has determined that it is reasonable to rely on Bank to perform as Customer's Foreign Custody Manager; and (3) its Board (or other governing body) or its investment adviser shall have determined that Customer may maintain Foreign Assets in each country in which Customer's Foreign Assets shall be held hereunder and determined to accept the risks arising therefrom (including, but not limited to, a country's financial infrastructure, prevailing custody and settlement practices, laws applicable to the safekeeping and recovery of Foreign Assets held in custody, and the likelihood of nationalization, currency controls and the like) (collectively ("Country

Risk")) Nothing contained herein shall require Bank to make any selection on behalf of Customer that would entail consideration of Country Risk and, except as may be provided in (e) below, to engage in any monitoring of Country Risk

      (e) Bank shall provide to Customer such information relating to Country Risk as is specified in Appendix 1-A hereto Customer hereby acknowledges that:
(i) such information is solely designed to inform Customer of market conditions and procedures and is not intended as a recommendation to invest or not invest in particular markets; and (ii) Bank has gathered the information from sources it considers reliable, but that Bank shall have no responsibility for inaccuracies or incomplete information

      IV Add the following language to the end of the First sentence of Section 4(d) of the Agreement: "or, in the case of cash deposits, except for liens or rights in favor of creditors of the Subcustodian arising under bankruptcy, insolvency or similar laws."

      V Add a new Section 17 to the Agreement as follows:

      17 Compliance with Securities and Exchange Commission rule 17f-7 ("rule 17f-7")

      (a) Bank shall, for consideration by Customer, provide an analysis in accordance with rule 17f-7(a)(l)(i)(A) of the custody risks associated with maintaining Customer's Foreign Assets with each Eligible Securities Depository used by Bank as of the date hereof (or, in the case of an Eligible Securities Depository not used by Bank as of the date hereof, prior to the initial placement of Customer's Foreign Assets at such Depository) and at which any Foreign Assets of Customer are held or are expected to be held. The foregoing analysis will be provided to Customer at Bank's Website. In connection with the foregoing, Customer shall notify Bank of any Eligible Securities Depositories at which it does not choose to have its Foreign Assets held. Bank shall monitor the custody risks associated with maintaining Customer's Foreign Assets at each such Eligible Securities Depository on a continuing basis and shall promptly notify Customer or its adviser of any material changes in such risks

      (b) Bank shall exercise reasonable care, prudence and diligence in performing the requirements set forth in Section 17(a) above.

      (c) Based on the information available to it in the exercise of diligence, Bank shall determine the eligibility under rule 17f-7 of each depository before including it on Appendix 1-B hereto and shall promptly advise Customer if any Eligible Securities Depository ceases to be eligible (Eligible Securities Depositories used by Bank as of the date hereof are set forth in Appendix I-B hereto, and as the same may be amended on notice to Customer from time to time)

      (d) Bank need not commence  performing any of the duties set forth in this
Section 17 prior to March 31,  2001,  but Bank shall  advise  Customer  if it is
prepared  to  commence   such  duties  prior  to  such  date  as  to  particular
depositories

                             **********************

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written

Customer                                THE CHASE MANHATTAN BANK


By: /s/ David K. Downes                 By:
    ------------------------                ------------------------
Name:                                   Name:
Title:                                  Title:
Date: July 1, 2001                      Date: July 1, 2001

      (d) Bank need not commence  performing any of the duties set forth in this
Section 17 prior to March 31,  2001,  but Bank shall  advise  Customer  if it is
prepared  to  commence   such  duties  prior  to  such  date  as  to  particular
depositories.

                             **********************

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above

Customer                                THE CHASE MANHATTAN BANK


By: ______________                      By: /s/ Rosemary M, Stidmon
                                            ------------------------
Name:                                   Name: Rosemary M, Stidmon
Title:                                        Title: Vice President
Date: July 1, 2001                      Date: July 1, 2001

                                  Appendix 1-A

                       Information Regarding Country Risk

      1. To aid Customer in its determinations regarding Country Risk, Bank shall furnish annually and upon the initial placing of Foreign Assets into a country the following information (check items applicable):

      A     Opinions of local counsel concerning:

|x|   i     Whether  applicable  foreign law would restrict the access  afforded
            Customer's independent public accountants to books and records kept by an Eligible Foreign Custodian located in that country

|x|   ii    Whether applicable foreign law would restrict the Customer's ability to recover its assets in the event of the  bankruptcy of an Eligible
            Foreign Custodian located in that country.

|x|   iii   Whether applicable foreign law would restrict the Customer's ability to recover assets that axe lost while under the control of an Eligible Foreign Custodian located in the country.

      B.    Written information concerning:

|x|   i.    The  likelihood  of  expropriation,   nationalization,  freezes,  or
            confiscation  of Customer's  assets

|x|   ii.   Whether   difficulties  in  converting   Customer's  cash  and  cash
            equivalents to U.S. dollars axe reasonably foreseeable.

      C.    A market report with respect to the following topics:

      (i) securities regulatory environment, (ii) foreign ownership restrictions, (iii) foreign exchange, (iv) securities settlement and registration, (v) taxation, (vi) market settlement risk, (vii) Eligible Securities Depositories (including Depositor evaluation), if any

      2 Bank shall furnish the following additional information:

            Market flashes, including with respect to changes in the information in market reports

                                  Appendix 1-B

                        ELIGIBLE SECURITIES DEPOSITORIES

                                 [LOGO OMITTED]
                                    JPMorgan
--------------------------------------------------------------------------------

              INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT

                             SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                                 DEPOSITORY                                                INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
Argentina          CVSA                                                           Equity, Corporate Debt, Government Debt

                   (Caja de Valores S.A.,)
------------------------------------------------------------------------------------------------------------------------------------
Argentina          CRYL                                                           Government Debt

                   (Central de Registration y Liquidacion de Instruments de
                   Endeudamiento Publico)
------------------------------------------------------------------------------------------------------------------------------------
Australia          Austraclear Limited                                            Corporate Debt, Money Market, Semi-Government Debt
------------------------------------------------------------------------------------------------------------------------------------
Australia          CHESS                                                          Equity

                   (Clearing House Electronic Sub-register System)
------------------------------------------------------------------------------------------------------------------------------------
Australia          RITS                                                           Government Debt

                   (Reserve Bank of Australia/Reserve Bank Information and
                   Transfer System)
------------------------------------------------------------------------------------------------------------------------------------
Austria            OeKB                                                           Equity, Corporate Debt, Government Debt

                   (Oesterreichische Kontrollbank AG)
------------------------------------------------------------------------------------------------------------------------------------
Belgium            CIK                                                            Equity, Corporate Debt

                   (Caisse interprofessionnelle de Depots et de Virements de
                   Titres S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Belgium            NBB                                                            Corporate Debt, Government Debt

                   (National Bank of Belgium)
------------------------------------------------------------------------------------------------------------------------------------
Brazil             CBLC                                                           Equity

                   (Companhia Brasileira de Liquidacao e Custodia)
------------------------------------------------------------------------------------------------------------------------------------
Brazil             CETIP

                   (Central de Custodia e Liquidacuo Financiera de Titulos        Corporate Debt
                   Privados)
------------------------------------------------------------------------------------------------------------------------------------
Brazil             SELIC                                                          Government Debt

                   (Sistema Especial de Liquidacao e Custodia)
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria           BNB                                                            Government Debt

                   (Bulgaria National Bank)
------------------------------------------------------------------------------------------------------------------------------------
Bulgaria           CDAD                                                           Equity, Corporate Debt

                   (Central Depository A.D)
------------------------------------------------------------------------------------------------------------------------------------
Canada             CDS                                                            Equity, Corporate, Government Debt

                   (The Canadian Depository for Securities Limited)
------------------------------------------------------------------------------------------------------------------------------------
Chile              DCV                                                            Equity, Corporate Debt, Government Debt

                   (Deposito Central de Valores S.A)
------------------------------------------------------------------------------------------------------------------------------------
China,             SSCCRC                                                         Equity
------------------------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.


JP Morgan Investor Services            2                            June 4, 2001
Network Management

                                 [LOGO OMITTED]
                                    JPMorgan
--------------------------------------------------------------------------------

           INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT

                             SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                                 DEPOSITORY                                               INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
Shanghai           (Shanghai Securities Central Clearing and Registration
                   Corporation)
------------------------------------------------------------------------------------------------------------------------------------
China, Shenzhen    SSCC                                                           Equity

                   (Shenzhen Securities Clearing Company, Limited)
------------------------------------------------------------------------------------------------------------------------------------
Colombia           DCV                                                            Government Debt

                   (Deposito Central dc Valores)
------------------------------------------------------------------------------------------------------------------------------------
Colombia           DECEVAL                                                        Equity, Corporate Debt, Government Debt

                   (Deposito Centralizado de Valores de Colombia S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Croatia            SDA                                                            Equity, Government Debt

                   (Central Depository Agency Inc. - Stredisnja depozitama
                   agencija d.d.)
------------------------------------------------------------------------------------------------------------------------------------
Croatia            MOF                                                            Short-term debt issued by the Ministry of Finance.

                   (Ministry of Finance of the Republic of Croatia)
------------------------------------------------------------------------------------------------------------------------------------
Croatia            CNB                                                            Short-term debt issued by the National Bank of
                                                                                  Croatia.
                   (Croatian National Bank)
------------------------------------------------------------------------------------------------------------------------------------
Czech Republic     SCP                                                            Equity, Corporate Debt, Government Debt

                   (Stredisko cennych papiru - Ceska republica)
------------------------------------------------------------------------------------------------------------------------------------
Czech Republic     CNB                                                            Government Debt

                   (Czech National Bank)
------------------------------------------------------------------------------------------------------------------------------------
Denmark            VP                                                             Equity, Corporate Debt, Government Debt

                   (Vaerdipapircentralen A/S)
------------------------------------------------------------------------------------------------------------------------------------
Egypt              MCSD                                                           Equity, Corporate Debt

                   (Misr for Clearing, Settlement and Depository, S.A.E.)
------------------------------------------------------------------------------------------------------------------------------------
Estonia            ECDS                                                           Equity, Corporate Debt, Government Debt

                   (Estonian Central Depository for Securities Limited - Eesti
                   Vaatpaberite Keskdepositoorium)
------------------------------------------------------------------------------------------------------------------------------------
Finland            APK                                                            Equity, Corporate Debt, Government Debt

                   (Finnish Central Securities Depository Limited)
------------------------------------------------------------------------------------------------------------------------------------
France             Euroclear France                                               Equity, Corporate Debt, Government Debt
------------------------------------------------------------------------------------------------------------------------------------
Germany            Clearstream                                                    Equity, Corporate Debt, Government Debt

                   (Clearstream Banking AG)
------------------------------------------------------------------------------------------------------------------------------------
Greece             CSD                                                            Equity, Corporate Debt

                   (Central Securities Depository S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Greece             BoG                                                            Government Debt
------------------------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.


JP Morgan Investor Services            3                            June 4, 2001
Network Management

                                 [LOGO OMITTED]
                                    JPMorgan
--------------------------------------------------------------------------------

            INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT

                             SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                                 DEPOSITORY                                               INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
                   (Bank of Greece)
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong          HKSCC                                                          Equity

                   (Hong Kong Securities Clearing Company Limited)
------------------------------------------------------------------------------------------------------------------------------------
Hong Kong          CMU                                                            Corporate Debt, Government Debt

                   (Central Moneymarkets Unit)
------------------------------------------------------------------------------------------------------------------------------------
Hungary            KELER                                                          Equity, Corporate Debt, Government Debt

                   (Central Clearing House and Depository (Budapest) Ltd -
                   Kozponti Elszamolohaz es Ertektar (Budapest)Rt)
------------------------------------------------------------------------------------------------------------------------------------
India              NSDL                                                           Equity, Corporate Debt, Government Debt

                   (National Securities Depository Limited)
------------------------------------------------------------------------------------------------------------------------------------
India              CDSL                                                           Equity

                   (Central Depository Services (India) Limited)
------------------------------------------------------------------------------------------------------------------------------------
India              RBI                                                            Government Debt

                   (Reserve Bank of India)
------------------------------------------------------------------------------------------------------------------------------------
Indonesia          KSEI                                                           Equity, Corporate Debt

                   (PT Kustodian Sentral Efek Indonesia)
------------------------------------------------------------------------------------------------------------------------------------
Ireland            CREST                                                          Equity, Corporate Debt

                   (CRESTCo Limited)
------------------------------------------------------------------------------------------------------------------------------------
Israel             TECH                                                           Equity, Corporate Debt, Government Debt

                   (Tel Aviv Stock Exchange Clearing House)
------------------------------------------------------------------------------------------------------------------------------------
Italy              Monte Titoli S.p.A.                                            Equity, Corporate Debt, Government Debt
------------------------------------------------------------------------------------------------------------------------------------
Ivory Coast        DC/BR                                                          Equity

                   (Le Depositaire Central / Banque de Reglement)
------------------------------------------------------------------------------------------------------------------------------------
Jamaica            JCSD                                                           Equity, Corporate Debt, Government Debt

                   (Jamaica Central Securities Depository)
------------------------------------------------------------------------------------------------------------------------------------
Japan              JASDEC                                                         Equity, Convertible Debt

                   (Japan Securities Depository Center)
------------------------------------------------------------------------------------------------------------------------------------
Japan              BoJ                                                            Registered Government Debt

                   (Bank of Japan)
------------------------------------------------------------------------------------------------------------------------------------
Kazahkstan         CSD                                                            Equity

                   (Central Securities Depository CJSC)
------------------------------------------------------------------------------------------------------------------------------------
Kenya              CBCD                                                           Government Debt

                   (Central Bank Central Depository)
------------------------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.


JP Morgan Investor Services            4                            June 4, 2001
Network Management

                                 [LOGO OMITTED]
                                    JPMorgan
--------------------------------------------------------------------------------

            INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT

                             SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                                 DEPOSITORY                                               INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
Latvia             LCD                                                            Equity, Corporate Debt, Government Debt

                   (Latvian Central Depository)
------------------------------------------------------------------------------------------------------------------------------------
Lebanon            Midclear S.A.L.                                                Equity

                   (Custodian and Clearing Center of Financial Instruments for
                   Lebanon and the Middle East S.A.L.)
------------------------------------------------------------------------------------------------------------------------------------
Lithuania          CSDL                                                           Equity, Corporate Debt, Government Debt

                   (Central Securities Depository of Lithuania)
------------------------------------------------------------------------------------------------------------------------------------
Luxembourg         CBL                                                            Equity

                   (Clearstream Banking Luxembourg S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Malaysia           MCD                                                            Equity, Corporate Debt

                   (Malaysian Central Depository Sdn., Bhd.)
------------------------------------------------------------------------------------------------------------------------------------
Malaysia           BNM                                                            Government Debt

                   (Bank Negara Malaysia)
------------------------------------------------------------------------------------------------------------------------------------
Mauritius          CDS                                                            Equity, Corporate Debt

                   (Central Depository and Settlement Company Limited)
------------------------------------------------------------------------------------------------------------------------------------
Mexico             INDEVAL                                                        Equity, Corporate Debt, Government Debt

                   (S.D. INDEVAL S.A. de C.V.)
------------------------------------------------------------------------------------------------------------------------------------
Morocco            Maroclear                                                      Equity, Corporate Debt, Government Debt
------------------------------------------------------------------------------------------------------------------------------------
Netherlands        NECIGEF                                                        Equity, Corporate Debt, Government Debt

                   (Nederlands Centraal Insituut voor Giraal Effectenverkeer
                   B.V.)
------------------------------------------------------------------------------------------------------------------------------------
New Zealand        NZCSD                                                          Equity, Corporate Debt, Government Debt

                   (New Zealand Central Securities Depository)
------------------------------------------------------------------------------------------------------------------------------------
Nigeria            CSCS                                                           Equity, Corporate Debt, Government Debt

                   (Central Securities Clearing System Limited)
------------------------------------------------------------------------------------------------------------------------------------
Norway             VPS                                                            Equity, Corporate Debt, Government Debt

                   (Verdipapirsentralen)
------------------------------------------------------------------------------------------------------------------------------------
Oman               MDSRC                                                          Equity, Corporate Debt

                   (The Muscat Depository and Securities Registration Company,
                   S.A.O.C.)
------------------------------------------------------------------------------------------------------------------------------------
Pakistan           CDC                                                            Equity, Corporate Debt

                   (Central Depository Company of Pakistan Limited)
------------------------------------------------------------------------------------------------------------------------------------
Pakistan           SBP                                                            Government Debt

                   (State Bank of Pakistan)
------------------------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.


JP Morgan Investor Services            5                            June 4, 2001
Network Management

                                 [LOGO OMITTED]
                                    JPMorgan
--------------------------------------------------------------------------------

            INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT

                             SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                                 DEPOSITORY                                               INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
Peru               CAVALI                                                         Equity, Corporate Debt, Government Debt

                   (CAVALIICLV S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Philippines        PCD                                                            Equity

                   (Philippine Central Depository, Inc.)
------------------------------------------------------------------------------------------------------------------------------------
Philippines        ROSS                                                           Government Debt

                   (Bangko Sentral ng Pilipinas / Register of Scripless
                   Securities)
------------------------------------------------------------------------------------------------------------------------------------
Poland             NDS                                                            Equity, Long-Term Government Debt

                   (National Depository for Securities S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Poland             CRT                                                            Short-Term Government Debt

                   (Central Registry of Treasury-Bills)
------------------------------------------------------------------------------------------------------------------------------------
Portugal           INTERBOLSA                                                     Equity, Corporate Debt, Government Debt

                   (Sociedade Gestora de Sistemas de Liquidacao e de Sistemas
                   Centralizados de Valores Mobiliarios, S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Romania            SNCDD                                                          Equity

                   (National Company for Clearing, Settlement and Depository for
                   Securities)
------------------------------------------------------------------------------------------------------------------------------------
Romania            BSE                                                            Equity

                   (Bucharest Stock Exchange)
------------------------------------------------------------------------------------------------------------------------------------
Russia             VTB                                                            Equity, Corporate Debt, Government Debt (Ministry
                                                                                  of Finance Bonds)
                   (Vneshtorgbank)
------------------------------------------------------------------------------------------------------------------------------------
Russia             NDC                                                            Equity, Corporate Debt, Government Debt

                   (National Depository Centre)
------------------------------------------------------------------------------------------------------------------------------------
Singapore          CDP                                                            Equity, Corporate Debt

                   (The Central Depository (Pte) Limited)
------------------------------------------------------------------------------------------------------------------------------------
Singapore          MAS                                                            Government Debt

                   (Monetary Authority of Singapore)
------------------------------------------------------------------------------------------------------------------------------------
Slovak Republic    SCP                                                            Equity, Corporate Debt, Government Debt

                   (Stredisko cennych papierov SR Bratislava, a.s.)
------------------------------------------------------------------------------------------------------------------------------------
Slovak Republic    NBS                                                            Government Debt

                   (National Bank of Slovakia)
------------------------------------------------------------------------------------------------------------------------------------
Slovenia           KDD                                                            Equity, Corporate Debt, Government Debt

                   (Centralna klirinsko depotna druzba d.d.)
------------------------------------------------------------------------------------------------------------------------------------
South Africa       CDL                                                            Corporate Debt, Government Debt
------------------------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.


JP Morgan Investor Services            6                            June 4, 2001
Network Management

                                 [LOGO OMITTED]
                                    JPMorgan
--------------------------------------------------------------------------------

            INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT

                             SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                                 DEPOSITORY                                               INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
                   (Central Depository (Pty) Limited)
------------------------------------------------------------------------------------------------------------------------------------

South Africa       STRATE                                                         Equity

                   (Share Transactions Totally Electronic)
------------------------------------------------------------------------------------------------------------------------------------
South Korea        KSD                                                            Equity, Corporate Debt, Government Debt

                   (Korea Securities Depository)
------------------------------------------------------------------------------------------------------------------------------------
Spain              SCLV                                                           Equity, Corporate Debt

                   (Servicio de Compensacion y Liquidacion de Valores. S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Spain              CBEO                                                           Government Debt

                   (Banco de Espana / Central Book Entry Office)
------------------------------------------------------------------------------------------------------------------------------------
Sri Lanka          CDS                                                            Equity, Corporate Debt

                   (Central Depository System (Private) Limited)
------------------------------------------------------------------------------------------------------------------------------------
Sweden             VPC                                                            Equity, Corporate Debt, Government Debt

                   (Vardepapperscentralen AB)
------------------------------------------------------------------------------------------------------------------------------------
Switzerland        SIS                                                            Equity, Corporate Debt, Government Debt

                   (SIS SegalnterSettle AG)
------------------------------------------------------------------------------------------------------------------------------------
Taiwan             TSCD                                                           Equity, Government Debt

                   (Taiwan Securities Central Depository Co. Ltd.)
------------------------------------------------------------------------------------------------------------------------------------
Thailand           TSD                                                            Equity, Corporate Debt, Government Debt

                   (Thailand Securities Depository Company Limited)
------------------------------------------------------------------------------------------------------------------------------------
Transnational      DCC                                                            Euro-CDs

                   (The Depository and Clearing Centre)
------------------------------------------------------------------------------------------------------------------------------------
Transnational      Clearstream                                                    Euro-Debt           ,

                   (Clearstream Banking. S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Transnational      Euroclear                                                      Euro-Debt
------------------------------------------------------------------------------------------------------------------------------------
Tunisia            STICODEVAM                                                     Equity, Corporate Debt, Government Debt

                   (Societe Tunisienne Interprofessionnelle pour la Compensation et le Depot des Valeurs Mobilieres)
------------------------------------------------------------------------------------------------------------------------------------
Turkey             TAKASBANK                                                      Equity, Corporate Debt, Government Debt

                   (IMKB Takas ve Saklama Bankasi A.S.)
------------------------------------------------------------------------------------------------------------------------------------
United Arab        DFM                                                            Equity, Corporate Debt, Government Debt
Emirates
                   (Dubai Financial Market Clearing House)
------------------------------------------------------------------------------------------------------------------------------------
United             CREST                                                          Equity, Corporate Debt, Government Debt
Kingdom
                   (CRESTCo Limited)
------------------------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible For inaccuracies, incomplete information or updating of the information furnished hereby.


JP Morgan Investor Services            7                            June 4, 2001
Network Management

                                 [LOGO OMITTED]
                                    JPMorgan
--------------------------------------------------------------------------------

            INVESTOR SERVICES NETWORK MANAGEMENT "AT A GLANCE" REPORT

                             SECURITIES DEPOSITORIES

------------------------------------------------------------------------------------------------------------------------------------
    COUNTRY                                 DEPOSITORY                                               INSTRUMENTS
------------------------------------------------------------------------------------------------------------------------------------
United Kingdom     CMO                                                            Sterling & Euro CDs, Commercial Paper

                   (Central Moneymarkets Office)
------------------------------------------------------------------------------------------------------------------------------------
United States      DTC                                                            Equity, Corporate Debt

                   (Depository Trust Company)
------------------------------------------------------------------------------------------------------------------------------------
United States      PTC                                                            Mortgage Back Debt

                   (Participants Trust Company)
------------------------------------------------------------------------------------------------------------------------------------
United States      FED                                                            Government Debt

                   (The Federal Reserve Book-Entry System)
------------------------------------------------------------------------------------------------------------------------------------
Venezuela          BCV                                                            Government Debt

                   (Banco Central de Venezuela)
------------------------------------------------------------------------------------------------------------------------------------
Venezuela          CVV                                                            Equity, Corporate Debt, Money Market

                   (Caja Venezolana de Valores, S.A.)
------------------------------------------------------------------------------------------------------------------------------------
Vietnam            SCC                                                            Equity, Corporate Debt, Government Debt

                   (Securities Custody Centre)
------------------------------------------------------------------------------------------------------------------------------------
Zambia             CSD                                                            Equity, Government Debt

                   (LuSE Central Shares Depository Limited)
------------------------------------------------------------------------------------------------------------------------------------
Zambia             BoZ                                                            Government Debt

                   (Bank of Zambia)
------------------------------------------------------------------------------------------------------------------------------------

This document is for information only and is designed to keep you abreast of market conditions and procedures. This document is intended neither to influence your investment decisions nor to amend or supplement any agreement governing your relations with JP Morgan Chase. JP Morgan Chase has gathered the information from a source it considers reliable, however, it cannot be responsible for inaccuracies, incomplete information or updating of the information furnished hereby.


JP Morgan Investor Services            8                            June 4, 2001
Network Management

                                   SCHEDULE A

Delaware Group Adviser Funds
      Delaware New Pacific Fund
      Delaware Overseas Equity Fund
      Delaware U.S.Growth Fund

Delaware Group Equity Funds I
      Delaware Balanced Fund
      Delaware Devon Fund

Delaware Group Equity Funds II
      Delaware Decatur Equity Income Fund
      Delaware Growth and Income Fund
      Delaware Diversified Value Fund
      Delaware Social Awareness Fund

Delaware Group Equity Funds III
      Delaware American Services Fund
      Delaware Focused Growth Fund
      Delaware Research Fund
      Delaware Small Cap Growth Fund
      Delaware Technology & Innovation Fund
      Delaware Trend Fund

Delaware Group Equity Funds IV
      Delaware Growth Opportunities Fund
      Delaware Diversified Growth Fund

Delaware Group Equity Funds V
      Delaware Small Cap Value Fund
      Delaware Retirement Income Fund
      Delaware Small Cap Contrarian Fund

Delaware Group Foundation Funds
      Delaware Income Portfolio
      Delaware Balanced Portfolio
      Delaware Growth Portfolio
      Delaware S&P 500 Index Fund

Delaware Group Global and International Funds
      Delaware Emerging Markets Fund
      Delaware Global Bond Fund
      Delaware Global Equity Fund
      Delaware International Equity Fund
      Delaware International Small Cap Fund

Delaware Group Government Fund
      Delaware American Government Bond Fund

Delaware Group Income Funds
      Delaware Corporate Bond Fund
      Delaware Delchester Fund
      Delaware Extended Duration Bond Fund
      Delaware High-Yield Opportunities Fund
      Delaware Strategic Income Fund

Delaware Group Limited-Term Government Funds
      Delaware Limited-Term Government Fund

Delaware Pooled Trust
      The All-Cap Growth Equity Portfolio
      The Diversified Core Fixed Income Portfolio
      The Emerging Markets Portfolio
      The Global Equity Portfolio
      The Global Fixed Income Portfolio
      The High-Yield Bond Portfolio
      The International Equity Portfolio
      The International Fixed Income Portfolio
      The International Large-Cap Equity Portfolio
      The International Small-Cap Portfolio
      The Labor Select International Equity Portfolio
      The Large-Cap Growth Equity Portfolio
      The Real Estate Investment Trust Portfolio
      The Real Estate Investment Trust Portfolio II
      The Small-Cap Growth Equity Portfolio
      The Small-Cap Value Equity Portfolio

Delaware Group Premium Fund
      Balanced Series
      Convertible Securities Series
      Devon Series
      Emerging Markets Series
      Global Bond Series
      Growth and Income Series
      Growth Opportunities Series
      High Yield Series
      International Equity Series
      REIT Series
      Select Growth Series
      Small Cap Value Series
      Social Awareness Series
      Strategic Income Series
      Technology and Innovation Series
      Trend Series
      U.S. Growth Series